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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                          Date of Report: April 5, 2000
                        (Date of earliest event reported)

                            Biospherics Incorporated
             (Exact name of registrant as specified in its charter)

          Delaware                           0-5576              52-0849320

  (State or other jurisdiction of          (Commission        (I.R.S. Employer
  incorporation)                           File Number)      Identification No.)

     12051 Indian Creek Court, Beltsville, Maryland               20705
      (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's Telephone Number, including area code: (301) 419-3900

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a)   Previous independent accountants

               (i) On April 5, 2000, PricewaterhouseCoopers LLP declined to stand for re-election as the independent accountants for Biospherics Incorporated (the "Company").

               (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

               (iii) In connection with its audits for the two most recent fiscal years and through April 5, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial


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                     statement disclosure, or auditing scope or procedure,
                     which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

               (iv) During the two most recent fiscal years and through April 5, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

               (v)   The Company has requested that PricewaterhouseCoopers
                     LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 12, 2000, is filed as
                     Exhibit 16 to this Form 8-K.

         The Company has provided PWC with a copy of these disclosures and has asked PWC to provide it with a letter addressed to the Securities and Exchange Commission stating whether PWC agrees with the Company's statements and, if not, stating the respects in which PWC does not agree. A copy of PWC's letter is included as Exhibit 16 to this Form 8-K.

         (b)   The Company has not yet engaged a new independent accountant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  16 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant, dated April 12, 2000, addressed to the Securities and Exchange Commission, in compliance with Item 304 of Regulation S-K.


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                                  EXHIBIT INDEX

                  16 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant, dated April 12, 2000.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Biospherics Incorporated

         By:               /s/   GILBERT V. LEVIN
                         ------------------------------------
                         Gilbert V. Levin
                         Chair, CEO, President & Treasurer

         Date:    April 12, 2000



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                                                              EXHIBIT 16


April 12, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Biospherics Incorporated (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated April 5, 2000. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers LLP